T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

Supplement to Prospectus dated May 1, 2021

The fund’s holdings have been sold and the fund will no longer be pursuing its investment objective or investing in accordance with its investment strategies, including the policy to normally invest at least 80% of its net assets (including any borrowings for investment purposes) in securities that are denominated in emerging markets currencies, and in derivative instruments that provide investment exposure to emerging market securities or currencies. The fund will operate by investing without limitation in cash reserves or will decrease its assets to zero until a decision is made to either close and terminate the fund or recommence the fund’s performance at a later date.

The date of this supplement is March 31, 2022.

3/31/22